Shareholder Update

May 2009

Forward-Looking Statements

Certain statements in this press release, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates, guidance or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following:
changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to diversify our operations;
failure to exploit additional coal reserves; the risk that reserve estimates are inaccurate;
increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; our dependency on one railroad for transportation of a large percentage of our products; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects;
increased costs of raw materials; lack of availability of financing sources; our compliance with debt covenants; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).

Agenda

Operations Review

Markets and Contracts

Question and Answer

Opening Comments

Summary

Opening Comments

A Very Strong Start to 2009

         Safety                                                                                  Shipments

         Production                                                          Customer Relationships

Now Able to Invest Through the Cycle

Develop a Deep Bench in Skilled Positions

Continue Upgrading Equipment Fleet

We Will Be Very Well Positioned for the Next
Strong Coal Market

Agenda

Operations Review

Markets and Contracts

Question and Answer

Opening Comments

Operations Review

Safety and Permits

Another Very Positive Quarter

Several Operations Had No Lost Time Accidents

New Initiatives

Emergency Response Plans

Lifelines with Branch Lines

Automatic Fire Warning Systems

New Fire-Resistant Belts

Backlog of Permits Pending at Louisville Corps Office

Operations Review

Q-1 Central Appalachia

Excellent Quarter for Both Production and Costs

Labor is Improving

Reduced Turnover

More Experienced Applicants

Very Pleased with Train Service

Strong Customer Relationships

Operations Review

Q-1 Illinois Basin

Excellent Quarter for Both Production and Costs

Completed Mining at Flat Creek Mine

Stockpiled Low Sulfur Coal for  Future Sales

Moved Equipment to Log Creek

Completed Mining at Freelandville East

Moved Equipment to Freelandville Central

Preparing for Start-Up of Freelandville West in Q-3

Operations Review

2009 Production Adjustments

Have Reduced or Eliminated the Following:

Saturday Production

Purchase Coal

Contract Mines

We Will Continue to Manage Our Inventories by Adjusting
Production Shifts or Days

Our Contract Position Gives Us a Great Deal of Flexibility in
Managing Production

We are Not Under any Pressure to Accept New Orders at  Low Prices

Agenda

Operations Review

Markets and Contracts

Question and Answer

Opening Comments

11

Market

US Coal Imports Crash to a
Five-Year Low

Polish Coal Exports Slump to
a Record Low

Infrastructure Investment in
China Grew 47% in Q-1

Coal Production in Russia
Falls by 17 Million Tons in Q-1

Current Headlines

Markets and Contracts

China Halts New Coal Mining
Licenses for 2 Years

Indonesia Coal Exports Slip
to 18 Month Low

German Coal Output Down 5
Million Tons in 2008

Total CAPP Production

In (000’s)

Q2- 2008

Q1- 2009

Source: EIA Weekly Production Reports

Markets and Contracts

South Atlantic Coal Inventories

In (000’s)

Q4-2007

Q1-2009

Source: Genscape

Markets and Contracts

CAPP Run Rate

Source:  Weekly Coal Loads from CSX and NS

2008 Actual
232mm

2009 Current
188mm

Feb 15

Mar 1

Apr 1

Markets and Contracts

(44mm) Tons

(000’s)

Our Summary View

Demand Falls

Hard

Inventories
Adjust

Supply Falls

Hard

Today

Markets and Contracts

Markets
Adjust

Miscellaneous

Guidance

In accordance with our past practice,
James River Coal Company will update
guidance in the second quarter earnings
release.

Question and Answer
Session